                                                                  EXHIBIT 10.49

                           LOAN MODIFICATION AGREEMENT

      This Loan Modification Agreement (this "Loan Modification Agreement") dated as of January 15, 2004, and effective as of January 2, 2003, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and MOLDFLOW CORPORATION, a Delaware corporation with its chief executive office located at 430 Boston Post Road, Wayland, Massachusetts 01778 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 13, 2001, evidenced by, among other documents, a certain Loan Agreement dated as of November 13, 2001, between Borrower and Bank, as amended by certain Loan Modification Agreements dated June 11, 2001, June 26, 2001, December 6, 2002, and June 25, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, the Loan Agreement, together with all other documents evidencing the Obligations shall be referred to as the "Existing Loan Documents".

2. DESCRIPTION OF CHANGE IN TERMS.

      A.    Modifications to Loan Agreement.

            1. The Loan Agreement shall be amended by deleting the following provision appearing as 2.1.1 (a) thereof:

                        "2.1.1 REVOLVING ADVANCES.

                              (a) Bank shall make Advances not exceeding (i) the
                        Committed Line or the Borrowing Base, whichever is less, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

                  and inserting in lieu thereof the following:

                        "2.1.1 REVOLVING ADVANCES.

                              (a) Bank shall make Advances not exceeding: (i)
                        the lessor of: (A) the Committed Line or, (B) the aggregate of (1) the Borrowing Base, plus (2) Permitted Overadvance, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

            2. The Loan Agreement shall be amended by deleting the following provision appearing as Section 2.1.2(a) thereof:

                        "2.1.2 LETTERS OF CREDIT SUBLIMIT.

                              (a) Bank shall issue or have issued Letters of
                        Credit for Borrower's account not exceeding (i) the lesser of the Committed Line or the Borrowing Base, minus (ii) the outstanding principal balance of any Advances (including any Cash Management Services), minus
                        (iii) the amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to any Letter of Credit Reserves. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed Five Million Dollars ($5,000,000.00). Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank on and after (i) the Maturity Date if the term of this Agreement is not extended by Bank, or (ii) the occurrence of an Event of Default hereunder. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request"

                  and inserting in lieu thereof the following:

                        "2.1.2 LETTERS OF CREDIT SUBLIMIT.

                              (a) Bank shall issue or have issued Letters of
                        Credit for Borrower's account not exceeding the lesser of: (i) (A) the Committed Line or, (B) the aggregate of
                        (1) the Borrowing Base, plus (2) Permitted Overadvance, minus (ii) the outstanding principal balance of any Advances (including any Cash Management Services), minus
                        (iii) the amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to any Letter of Credit Reserves. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed Five Million Dollars ($5,000,000.00 ). Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank on and after (i) the Maturity Date if the term of this Agreement is not extended by Bank, or (ii) the occurrence of an Event of Default hereunder. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request."

            3. The Loan Agreement shall be amended by deleting the following provision appearing as Section 2.2 thereof:

                        "2.2 OVERADVANCES. If Borrower's Obligations under
                  Section 2.1.1, 2.1.2, 2.1.3, and 2.1.4 exceed the lesser of either (i) the Committed Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess."

                  and inserting in lieu thereof the following:

                        "2.2 OVERADVANCES. If Borrower's Obligations under
                  Section 2.1.1, 2.1.2, 2.1.3, and 2.1.4 exceed the lesser of:
                  (i) the Committed Line or (ii) the aggregate of (A) the Borrowing Base, plus (B) the Permitted Overadvance, Borrower must immediately pay in cash to Bank the excess. By way of example, in the event the Borrower has Advances of One Million One Hundred Thousand Dollars ($1,100,000.00), the Borrowing Base must be equal to or greater than One Hundred Thousand Dollars ($100,000.00)."

            4. The Loan Agreement is amended by deleting the following provisions appearing as Section 5.2 (a) and (b) thereof:

                        "5.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                              (a) Borrower shall deliver to Bank: (i) no later
                        than thirty (30) days after the last day of each quarter, and if there are Advances outstanding then no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred and twenty
                        (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000.00) or more, in the aggregate; and (v) or other financial information reasonably requested by Bank.

                              (b) Borrower shall deliver to Bank a Borrowing
                        Base Certificate signed by a Responsible Officer in the form of EXHIBIT B, with aged listings of accounts receivable (by invoice date): (i) within twenty-five
                        (25) days of the last day of each month in which Advances were outstanding, and (ii) within twenty-five
                        (25) days of the last day of each quarter.

                  and inserting in lieu thereof the following:

                        "5.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                              (a) Borrower shall deliver to Bank: (i) no later
                        than thirty (30) days after the last day of each quarter, and if there are Advances outstanding then no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred and twenty
                        (120) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000.00) or more, in the aggregate; and (iv) or other financial information reasonably requested by Bank.

                              (b) Borrower shall deliver to Bank a Borrowing
                        Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listing of accounts receivable (by invoice date): (i) within twenty-five
                        (25) days of the last day of each month in which Advances were outstanding, and (ii) within forty-five
                        (45) days of the last day of each quarter in which Credit Extensions (other than Advances) were outstanding."

            5. The Loan Agreement shall be amended by deleting the following, appearing as Section 5.6 thereof, in its entirety:

                              "5.6 PRIMARY ACCOUNTS. Borrower shall maintain its
                        primary operating accounts with the Bank. The outstanding balance of Borrower's investment/securities account, held at the Bank, shall as of the date of this Agreement equal Ten Million Dollars ($10,000,000.00) in cash and marketable securities. In addition to the foregoing requirement, in the event that Bank offers competitive rates of return, Borrower shall use its best efforts to deposit, beginning with the date which is six
                        (6) months after the Closing Date, an additional aggregate amount of Five Million Dollars ($5,000,000.00) in investment and securities accounts with Bank. Such amounts are initial balances only and Borrower and Bank agree that such amounts may decrease from time to time on changes in market value or transfers of cash in accordance with this Agreement."

                  and inserting in lieu thereof the following:

                              "5.6 PRIMARY ACCOUNTS. Borrower shall maintain its
                        primary operating accounts with the Bank. The outstanding balance of Borrower's investment/securities account, held at the Bank, shall as of the date of this Agreement, equal Ten Million Dollars ($10,000,000.00) in cash and marketable securities. In addition to the foregoing requirement, in the event that Bank offers competitive rates of return, Borrower shall use its reasonable best efforts to deposit additional funds in investment and securities accounts with Bank. Such amounts are initial balances only and Borrower and Bank agree that such amounts may decrease from time to time on changes in market value or transfers of cash in accordance with this Agreement."

            6. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.3 thereof, in its entirety:

                        "6.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person other than
                        (i) mergers, consolidations, capital contributions, acquisitions, or other like transactions between Parent and any Subsidiary or between Subsidiaries, (ii) acquisitions by Borrower of all or substantially all of the capital stock or property of another Person (each instance of the above defined as a "Transaction"); provided, however, that (A) each Transaction does not decrease Borrower's cash and cash equivalents by more than Seven Million Five Hundred Thousand Dollars ($7,500,000.00); (B) the aggregate Transactions in any fiscal year do not decrease Borrower's cash and cash equivalents by more than Fifteen Million Dollars ($15,000,000.00); (C) each Transaction will not result, whether solely as a result of the passage of time, or otherwise, in the occurrence of an Event of Default; and
                        (D) Borrower is the surviving entity."

                  and inserting in lieu thereof the following:

                        "6.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person other than
                        (i) mergers, consolidations, capital contributions, acquisitions, or other like transactions between Parent and any Subsidiary or between Subsidiaries, (ii) acquisitions by Borrower of all or substantially all of the capital stock or property of another Person (each instance of the above defined as a "Transaction"); provided, however, that (A) each Transaction does not decrease Borrower's cash and cash equivalents by more than Fourteen Million Dollars ($14,000,000.00); (B) the aggregate Transactions in any fiscal year do not decrease Borrower's cash and cash equivalents by more than Twenty Million Dollars ($20,000,000.00); (C) each Transaction will not result, whether solely as a result of the passage of time, or otherwise, in the occurrence of an Event of Default; and (D) Borrower is the surviving entity."

            7. The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

                        ""Maturity Date" means January 3, 2003."

                  and inserting in lieu thereof the following:

                        ""Maturity Date" means December 2, 2004."

            8. The Loan Agreement shall be amended by inserting the following definition to appear alphabetically in Section 13.1 thereof:

                        ""Permitted Overadvance" is an Advance or Advances under the Committed Line of up to One Million Dollars ($1,000,000.00).

            9. The Compliance Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT A hereto.

3. FEES. Borrower shall pay to Bank a modification fee equal to Twelve Thousand Five Hundred Dollars ($12,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Existing Loan Documents, and confirms that the indebtedness includes, without limitation, the Obligations.

6. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

8. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [The remainder of this page is intentionally left blank]

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                 BANK:

MOLDFLOW CORPORATION                      SILICON VALLEY BANK, doing business as
                                          SILICON VALLEY EAST

By: /s/ Suzanne E. MacCormack             By: /s/ Mark Gallagher
    ________________________________          __________________________________

Name:   Suzanne E. MacCormack             Name:   Mark Gallagher
    _______________________________           _________________________________

Title:  Executive Vice President          Title:
      ______________________________            ________________________________


                                          SILICON VALLEY BANK

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________
                                                 (signed in Santa Clara County,
                                                        California)

                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

FROM: MOLDFLOW CORPORATION

      The undersigned authorized officer of Moldflow Corporation certifies that under the terms and conditions of the Loan Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____ _____ _____ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

        REPORTING COVENANT                            REQUIRED                                      COMPLIES
        ------------------                            --------                                      --------
Interim financial statements with CC      Quarterly within 30 days                              Yes           No
                                          Monthly if Advances outstanding

Annual (CPA Audited)                      FYE within 120 days                                   Yes           No

BBC with A/R Agings                       Monthly within 25 in which Advances                   Yes           No
                                          outstanding Quarterly within 45 days
                                          in which Credit Extension (other than
                                          Advances) outstanding

      FINANCIAL COVENANT                        REQUIRED                        ACTUAL                 COMPLIES
      ------------------                        --------                        ------                 --------
Maintain on a Quarterly Basis:

Minimum Liquidity                         $30,000,000.00                   $ ____________             Yes       No


Maximum Net Loss: ($* )                   ($____________)                  $ ____________             Yes       No

*(i) $500,000.00 for the Borrower's fiscal quarter ending 12/27/03 and for each quarter thereafter.

COMMENTS REGARDING EXCEPTIONS:  See Attached.

Sincerely,

_____________________________
SIGNATURE

_____________________________
TITLE

_____________________________
DATE

                                  BANK USE ONLY

Received by: ____________________________
                  AUTHORIZED SIGNER

Date: ___________________________________


Verified: _______________________________
                 AUTHORIZED SIGNER

Date: ___________________________________